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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 31, 2006

   MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dared as of October 1, 2006, providing for the issuance of
        Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed
                         Certificates, Series 2006-AF2)

             Merrill Lynch Mortgage Investors Trust, Series 2006-AF2
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
          Delaware                      333-127233                13-3416059
(State or Other Jurisdiction           (Commission             (I.R.S. Employer
      Of Incorporation)                File Number)          Identification No.)
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
        250 Vesey Street
    4 World Financial Center
           10th Floor
          New York, NY                                                   10080
(Address of Principal Executive                                       (Zip Code)
            Offices)
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

     On October 31, 2006, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Series MLMI 2006-AF2 Mortgage Pass-Through Certificates, such series representing interests in three groups of fixed and adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated September 8, 2006, as supplemented by the prospectus supplement dated October 30, 2006 (collectively, the "Prospectus").

     The Senior Certificates consist of the Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class IO Certificates, the Class PO Certificates, the Class AV-1 Certificates, the Class AV-2A Certificates, the Class AV-2B Certificates, the Class AV-2C Certificates, the Class AV-2D and the Class A-R Certificate. The Class M Certificates consist of the Class MF-1 Certificates, Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates and the Class MV-6 Certificates. The Class B Certificates consist of the Class BF-1 Certificates, the Class BF-2 Certificates and the Class BF-3 Certificates.

     The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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ITEM 9.01. Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Not applicable.

          (d)  Exhibits:

     4.1 Pooling and Servicing Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

     99.1 Mortgage Loan Purchase Agreement, dated as of October 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

     99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

     99.3 Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and ABN AMRO Mortgage Group, Inc.

     99.4 Master Mortgage Loan Sale and Servicing Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Lending, Inc. and ABN AMRO Mortgage Group, Inc.

     99.5 Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Lending, Inc., and CitiMortgage, Inc.

     99.6 Mortgage Servicing Purchase and Sale Agreement, dated as of September 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and CitiMortgage, Inc.

     99.7 Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and PHH Mortgage Corporation.

     99.8 Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Capital, Inc., and Merrill Lynch Mortgage Lending, Inc.

     99.9 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital Inc., Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

     99.10 Class AV-1 Cap Confirmation, dated as of October 31, 2006, among The Royal Bank of Scotland, Wells Fargo Bank, National Association, as securities administrator on behalf of the Issuing Entity, and Merrill Lynch Mortgage Lending, Inc.

     99.11 Class AV-2 Cap Confirmation, dated as of October 31, 2006, among The Royal Bank of Scotland, Wells Fargo Bank, National Association, as securities administrator on behalf of the Issuing Entity, and Merrill Lynch Mortgage Lending, Inc.

     99.12 Subordinate Cap Confirmation, dated as of October 31, 2006, among The Royal Bank of Scotland, Wells Fargo Bank, National Association, as securities administrator on behalf of the Issuing Entity, and Merrill Lynch Mortgage Lending, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: November 15, 2006


                                        By: /s/ Matthew Whalen
                                            ------------------------------------
                                        Name: Matthew Whalen
                                        Title: President

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                                  EXHIBIT INDEX

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
Exhibit No.   Description                                                          Page
-----------   -----------                                                          ----
    4.1       Pooling and Servicing Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor, HSBC
              Bank USA, National Association, as trustee, and Wells Fargo Bank,
              N.A., as master servicer and securities administrator.

    99.1 Mortgage Loan Purchase Agreement, dated as of October 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

    99.2 Mortgage Loan Sale and Assignment Agreement, dated as of October 1, 2006, between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

    99.3 Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and ABN AMRO Mortgage Group, Inc.

    99.4 Master Mortgage Loan Sale and Servicing Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Lending, Inc. and ABN AMRO Mortgage Group, Inc.

    99.5 Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Lending, Inc., and CitiMortgage, Inc.

    99.6 Mortgage Servicing Purchase and Sale Agreement, dated as of September 1, 2006, between Merrill Lynch Mortgage Lending, Inc. and CitiMortgage, Inc.

    99.7      Assignment, Assumption and Recognition Agreement, dated as of
              October 1, 2006, among
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
              Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage
              Investors, Inc. and PHH Mortgage Corporation.

    99.8 Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among Merrill Lynch Mortgage Capital, Inc., and Merrill Lynch Mortgage Lending, Inc.

    99.9 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of March 27, 2001, between Merrill Lynch Mortgage Capital Inc., Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

   99.10 Class AV-1 Cap Confirmation, dated as of October 31, 2006, among The Royal Bank of Scotland, Wells Fargo Bank, National Association, as securities administrator on behalf of the Issuing Entity, and Merrill Lynch Mortgage Lending, Inc.

   99.11 Class AV-2 Cap Confirmation, dated as of October 31, 2006, among The Royal Bank of Scotland, Wells Fargo Bank, National Association, as securities administrator on behalf of the Issuing Entity, and Merrill Lynch Mortgage Lending, Inc.

   99.12 Subordinate Cap Confirmation, dated as of October 31, 2006, among The Royal Bank of Scotland, Wells Fargo Bank, National Association, as securities administrator on behalf of the Issuing Entity, and Merrill Lynch Mortgage Lending, Inc.
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